                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation
                                              )           CHAPTER 11
                                              )           Case No. 01-25013 DK
                                              )
                                              )
                      Debtor(s)               )

                            MONTHLY OPERATING REPORT
                      For the Month Ending April 30, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                 0
--------------------------------------------------------------------------------
Current number of employees:                          0
--------------------------------------------------------------------------------
Gross monthly payroll:
--------------------------------------------------------------------------------
         Officers, directors, and principals          0
--------------------------------------------------------------------------------
         Other employees                              0
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                   YES
--------------------------------------------------------------------------------
Exceptions:                                      _______________________________

                                                 _______________________________
================================================================================

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?        NO.

5. Are all BUSINESS LICENSES or BONDS current?     YES

                                                                          FORM 5
                                                                       Continued

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $
--------------------------------------------------------------------------------
B.  Collected this Period                           $
================================================================================
C.  Ending Balance (A minus B)                      $
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $
--------------------------------------------------------------------------------
B.  Incurred this Period                            $
--------------------------------------------------------------------------------
C.  Collected this Period                           $
================================================================================
D.  Ending Balance (A plus B minus C)               $
================================================================================

Ending Balance Aging:

0-30 Days: $ ____________ 31-60 Days: $ ____________Over 60 Days: ____________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                          NOT APPLICABLE

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $
--------------------------------------------------------------------------------
B.  Incurred this Period
--------------------------------------------------------------------------------
C.  Pay this Period
================================================================================
D.  Ending Balance (A plus B minus C) (1)           $
================================================================================

Ending Balance Aging:

0-30 Days: $ ____________ 31-60 Days: $ _____________ Over 60 Days: ____________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the
delinquencies. -     NOT APPLICABLE

(1) Does not include approximately $70,000,000 in intercompany accounts payable.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                            YES (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) No taxes relating to Post-Petition activity became due and payable during the month ending April 30, 2002

10. BANK ACCOUNTS: Have you changed banks or any other financial institution
during this period?                NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?                   YES

                                                                          FORM 5
                                                                       Continued

12.     INSURANCE:                Policy expiration dates:
================================================================================
        Auto and truck              10/1/2002
--------------------------------------------------------------------------------
        Fire                        10/1/2002
--------------------------------------------------------------------------------
        D&O Insurance               10/1/2002
--------------------------------------------------------------------------------
        Liability                   10/1/2002
--------------------------------------------------------------------------------
        Workers Comp.               10/1/2002
================================================================================

13. ACTIONS OF DEBTOR: During the last month, did the Debtor: (a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody
of any asset of the estate?        NO

               OR  consent to relief from the automatic stay ( S362)?  YES

               If yes, explain: (1) To the limited extent provided in the
Court's order authorizing DIP financing. Final order entered April 1, 2002
(Docket No. 174).(2) To the limited extent provided in the debtors stipulation providing adequate assurance to WorldCom, filed April 12, 2002 (Docket No. 185).

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern
value of the assets of the debtor?     YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)? No, however ING Barings has attempted to foreclose, without court authorization or debtor's consent, on debtor's shares of Phone Systems and Networks, Inc.

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: NONE

Type of Motion               Brief Description of Asset        Projected Income
================================================================================
                                                             $
--------------------------------------------------------------------------------
                                                             $
--------------------------------------------------------------------------------
                                                             $
--------------------------------------------------------------------------------
                                                             $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached.    NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:   NONE
================================================================================
Creditor         Frequency       Amount of      Next Payment      Post-Petition
                    of          Each Payment         Due           Payments not
                  Payments                                         Made: Numbers
                    per                                             and Amounts
                  Contract
================================================================================
                              $                  /          /
--------------------------------------------------------------------------------
                              $                  /          /
--------------------------------------------------------------------------------
                              $                  /          /
--------------------------------------------------------------------------------
                              $                  /          /
================================================================================

                                                                          FORM 5
                                                                       Continued

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:     NONE

Professional                       Service                    Projected Income
================================================================================
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------
                                                            $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                           Monthly Disbursements:
================================================================================
Month 1 ( current quarter)                        None
--------------------------------------------------------------------------------
Month 2 ( current quarter)                        None
--------------------------------------------------------------------------------
Month 3 ( current quarter)                        None
================================================================================
Total                                             None
================================================================================

Quarterly Fee Owed $ 250.00 (Refer to Fee Calculation Chart on page 16)
Will be due and payable after June 30, 2002.

18. VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  May 29, 2002                 DEBTOR IN POSSESSION
                                     By:               Prabhav Maniyar
                                     Name/Title:       Chief Financial Officer,
                                                       Director and Secretary
                                     Address:          1151 Seven Locks Road
                                                       Potomac, MD  20854
                                     Telephone:        (301) 610-4300

                                     /s/ Prabhav V. Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:      Startec Global Communications Corporation       CHAPTER 11
                                                        )   Case No. 01-25013 DK
                                                        )
                                                        )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                       For the Month Ended April 30, 2002
                (All figures refer to post-petition transactions)

                                       This Month                Year to Date
================================================================================
A. TOTAL SALES/INCOME               $                         $
================================================================================
COST OF SALES:
================================================================================
     Purchases of Inventory         $                         $
--------------------------------------------------------------------------------
     Purchased Services             $                         $
--------------------------------------------------------------------------------
     Other: (Identify)              $                         $
--------------------------------------------------------------------------------
    _____________________
================================================================================
B. SUBTOTAL Cost of Sales           $                         $
================================================================================
C. GROSS PROFIT (A - B)             $                         $
================================================================================
OPERATING EXPENSES:
================================================================================
      Officer Salaries
--------------------------------------------------------------------------------
      Other Employee Salaries
--------------------------------------------------------------------------------
      Taxes (Payroll)
--------------------------------------------------------------------------------
      Employee Benefits
--------------------------------------------------------------------------------
      Advertising
--------------------------------------------------------------------------------
      Auto Expenses
--------------------------------------------------------------------------------
      Entertainment
--------------------------------------------------------------------------------
      Insurance (Real Estate)
--------------------------------------------------------------------------------
      Insurance (Other)
--------------------------------------------------------------------------------
      Interest
--------------------------------------------------------------------------------
     Leases (Other than Rent)
--------------------------------------------------------------------------------
    Outside Services & Contractors
--------------------------------------------------------------------------------
     Professional Fees
     (Atty. Acct.)                  $ 205,633.00              $ 1,278,377.00
--------------------------------------------------------------------------------
     Rent
--------------------------------------------------------------------------------
     Repairs & Maintenance
--------------------------------------------------------------------------------
     Supplies
--------------------------------------------------------------------------------
     Taxes (Real Property)
--------------------------------------------------------------------------------
     Taxes (Other)
--------------------------------------------------------------------------------
     Telephone
--------------------------------------------------------------------------------
     Travel
--------------------------------------------------------------------------------
     Other Operating Expenses (Identify)
--------------------------------------------------------------------------------
     Taxes (Payroll)
--------------------------------------------------------------------------------
      ________________________
--------------------------------------------------------------------------------
      ________________________
--------------------------------------------------------------------------------
      ________________________
================================================================================
D. SUBTOTAL Operating Expenses     $ 205,633.00              $ 1,278,377.00
================================================================================
E. PROFIT/LOSS FROM OPERATION      $ (205,633.00)            $ (1,278,377.00)
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense               $ (277,671.00)            $ (1,133,786.00)
--------------------------------------------------------------------------------
     Interest Income                                          $ 9.00
--------------------------------------------------------------------------------
     Amortization                   $                         $
--------------------------------------------------------------------------------
     ________________________       $                         $
================================================================================
F. SUBTOTAL Other Income (Expenses) $ (277,671.00)           =$ (1,133,777.00)
================================================================================
G. Income Tax Expense               $                         $
================================================================================
H. NET INCOME (LOSS) (E+F-G)        $ (483,304.00)            $ (2,412,154.00)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

   Case Number 01-25013 Debtor: Startec Global Communications Corporation ion
                        SCHEDULE AR (Accounts Receivable)
                              As of April 30, 2002
                      (List Post-Petition Receivables Only)

NOT APPLICABLE TO DEBTOR - No Trade Accounts Receivable
================================================================================
Debtor (Due From)     Total Due     Date Incurred       Past Due      Past Due
                                                       31-60 Days   Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

   Case Number 01-25013 Debtor: Startec Global Communications Corporation ion
                         SCHEDULE AP (Accounts Payable)
                              As of April 30, 2002
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR  - No Accounts Payable
================================================================================
Due to       Total Due      Date Incurred         Past Due          Past Due
                                                 31-60 Days        Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation         )        CHAPTER 11
                                                         )        Case N01-25013
                                                         )
                            Debtors (s)                  )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                       For the Month Ending April 30, 2002
                (All figures refer to post-petition transactions)

                                      Operating Account            Totals
================================================================================
A. Beginning Cash Balance
   from Balance Sheet                                           $ 1,905.00
================================================================================
B. Net Income for month                                        +$ (483,304.00)
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
       Depreciation                  $
--------------------------------------------------------------------------------
       Interest                      $  277,671.00
--------------------------------------------------------------------------------
       Unearned Compensation         $  5,383.00
================================================================================
C. SUBTOTAL Expenses Note
   Requiring Cash                                                 +$  283,054.00
================================================================================
D. Total Cash from Operations
   (A+B+C)                                                        =$ (198,345.00)
================================================================================
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Accounts Receivable           $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Inventory                     $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Equipment                     $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Furniture & Fixtures          $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Deferred financing fees       $ 678.00
--------------------------------------------------------------------------------
       Decrease (Incr) -                                       $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Expenses              $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Intercompany Payable          $ 1,152,339.00
--------------------------------------------------------------------------------
       Increase (Decr) -
       Investment in Subsidiaries    $ (1,152,089.00)
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Prof. Fees            $ 199,322.00
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Rent                  $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Salaries              $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Sales Tax             $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Notes Payable Taxes           $
--------------------------------------------------------------------------------
       Increase (Decr) -             $
--------------------------------------------------------------------------------
       Increase (Decr) -                                       $
--------------------------------------------------------------------------------
       (Less) Unrecorded Bank
       Service Charges               $
================================================================================
E. Subtotal Other Sources/Uses
   of Cash                                                    +$ 200,250.00
================================================================================
F. Ending Cash Balance (D+E)                                  =$ 1,905.00
================================================================================
Ending Balance per Bank
Statement CMA                                                  $ 546.00
--------------------------------------------------------------------------------
Ending Balance per Bank                                        $ 1,362.00
Statement Premier
--------------------------------------------------------------------------------
Less Outstanding Checks             -$
--------------------------------------------------------------------------------
Adjustment                          +$ (3.00)
--------------------------------------------------------------------------------
Add Deposits in Transit             +$
================================================================================
G. RECONCILED BANK BALANCE         =$                         $ 1,905.00
================================================================================

    Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation )          CHAPTER 11
                                                  )          Case No.01-25013 DK
                                                  )
                                                  )

                                  BALANCE SHEET
                              As of April 30, 2002

                                          Asset                   Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                              $ 1,905
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:            $ 34,224
================================================================================
A. SUBTOTAL Current Assets                                    $ 36,129
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
================================================================================
B. SUBTOTAL Fixed Assets             $
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
     Investments                     $ 1,918,393
--------------------------------------------------------------------------------
     Pledged securities              $ 5,882
--------------------------------------------------------------------------------
     Deferred financing fees         $ 4,585,316
--------------------------------------------------------------------------------
     Investment in affiliates (1)    $ 227,271,238
================================================================================
C. SUBTOTAL  Other Assets                                     $ 233,780,829
================================================================================
D. TOTAL ASSETS (A+B+C)                                       $ 233,816,958
================================================================================

                                                                         FORM 10
                                                                       Continued

                                         Liability                   Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accrued expenses               $ 1,130,327
--------------------------------------------------------------------------------
     Intercompany Payable           $ 125,949
--------------------------------------------------------------------------------
     Notes Payable
--------------------------------------------------------------------------------
     Rent and Leases Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest
     on secured debt                $ 1,297,682
================================================================================
E. SUBTOTAL Post-Petition
   Liabilities                                                  $ 2,553,958
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims                $
--------------------------------------------------------------------------------
     Intercompany payable           $ 70,308,532
--------------------------------------------------------------------------------
     Secured Debts                  $ 39,904,224
--------------------------------------------------------------------------------
     Unsecured Debts                $ 169,027,027
================================================================================
F. SUBTOTAL Pre-Petition
   Liabilities                                                  $ 279,239,783
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock                   $ 165,533
--------------------------------------------------------------------------------
     Unearned Compensation          $ (74,200)
--------------------------------------------------------------------------------
     Additional Paid-in Capital     $ 133,729,414
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition             $ (179,136,259)
--------------------------------------------------------------------------------
           Post-Petition            $ (2,661,271)
================================================================================
G. SUBTOTAL Stockholders' Equity                                $ (47,976,783)
================================================================================
H. TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY (E+F+G)                                 $ 233,816,958
================================================================================

(1) Represents the carrying value of investment in affiliates. Does not include any adjustments to reflect current market value and/or the equity in income or loss of affiliates.